Note 3 - Collaborations, contracts and licensing agreements (Detail) - Deferred collaborations and contracts revenue (CAD)	Dec. 31, 2012		Dec. 31, 2011
Deferred Revenue Current Portion	3,127,629		2,807,898
Deferred Revenue Long-term Portion	718,779		1,690,529
US Government [Member]
Deferred Revenue Current Portion	1,381,922	[1]	1,593,946	[1]
BMS [Member]
Deferred Revenue Current Portion	1,745,707	[2]	1,213,952	[2]
Deferred Revenue Long-term Portion	718,779	[2]	1,690,529	[2]
Total [Member]
Deferred Revenue Current Portion	3,127,629		2,807,898
Deferred Revenue Long-term Portion	3,846,408		4,498,427

[1]	Contract with U.S. Government to develop TKM-Ebola On July 14, 2010, the Company signed a contract with the United States Government to advance TKM-Ebola, an RNAi therapeutic utilizing the Company's lipid nanoparticle technology to treat Ebola virus infection. In the initial phase of the contract, funded as part of the Transformational Medical Technologies program, the Company is eligible to receive up to US$34.7 million. This initial funding is for the development of TKM-Ebola including completion of preclinical development, filing an Investigational New Drug application with the United States Food and Drug Administration ("FDA") and completing a Phase 1 human safety clinical trial. The U.S. Government has the option of extending the contract beyond the initial funding period to support the advancement of TKM-Ebola through to the completion of clinical development and FDA approval. Based on the contract's budget this would provide the Company with up to US$140.0 million in funding for the entire program. Under the contract, the Company is reimbursed for costs incurred, including an allocation of overhead costs, and is paid an incentive fee. At the beginning of the fiscal year the Company estimates its labour and overhead rates for the year ahead. At the end of the year the actual labour and overhead rates are calculated and revenue is adjusted accordingly. The Company's actual labour and overhead rates will differ from its estimated rates based on actual costs incurred and the proportion of the Company's efforts on contracts and internal products versus indirect activities. Within minimum and maximum collars, the amount of incentive fee the Company can earn under the contract varies based on costs incurred versus budgeted costs. Until the Company is able to make a reliable estimate of the final contract costs, only the minimum incentive fee achievable and earned is recognized. On August 6, 2012, the Company announced that it had received a temporary stop-work order from the U.S. Government in respect of this contract. On October 2, 2012, the Company announced that the stop-work order had been lifted and work on the contract resumed. On November 1, 2012, the Company submitted a contract modification request to the U.S. Government in order to integrate recent advancements in the Company's formulation technology. The modification request is currently being negotiated while work is continuing on the contract [any update?].
[2]	Bristol-Myers Squibb ("BMS") collaboration On May 10, 2010 the Company announced the expansion of its research collaboration with BMS. Under the new agreement, BMS use small interfering RNA ("siRNA") molecules formulated by the Company in LNP technology to silence target genes of interest. BMS is conducting the preclinical work to validate the function of certain genes and share the data with the Company. The Company can use the preclinical data to develop RNAi therapeutic drugs against the therapeutic targets of interest. The Company received $3,233,400 (US$3,000,000) from BMS concurrent with the signing of the agreement and recorded the amount as deferred revenue. The Company is required to provide a pre-determined number of LNP batches over the four-year agreement. BMS have a first right to negotiate a licensing agreement on certain RNAi products developed by the Company that evolve from BMS validated gene targets.